Supplement dated August 2, 2022, to the Statement of Additional Information dated, May 1, 2022, as may be revised or supplemented from time to time, for the following Fund:

Natixis U.S. Equity Opportunities ETF

Effective immediately, the fourth paragraph in the section “Portfolio Holdings Information” is amended to include the following:

Subject to the policies adopted by the Fund’s Board of Trustees for the disclosure of portfolio holdings information, Qontigo receives information (daily disclosure of full portfolio holdings) for the purpose of compliance testing related to the Fund’s use of derivatives with respect to the Natixis U.S. Equity Opportunities ETF.